EXHIBIT 32.1

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Visant Holding Corp. and Visant Corporation (collectively, the “Company”) on Form 10-K for the period ending January 1, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marc L. Reisch, the Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(2)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

(3)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2005	/s/ Marc L. Reisch
Marc L. Reisch
Chief Executive Officer

This certification accompanies each report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.